                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                  HOWTEK, INC.
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                                  HOWTEK, INC.

                                 21 PARK AVENUE
                                HUDSON, NH 03051

                                                              October 13, 1998

Dear Fellow Stockholders:

     You are cordially invited to attend our Annual Meeting of Stockholders to be held on Wednesday, November 4, 1998, at 3:30 p.m. at the company's offices at 21 Park Avenue, Hudson, New Hampshire 03051.

     The Notice of Annual Meeting and Proxy Statement that follow describe the business to be conducted at the meeting.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

     Your vote is important. We will appreciate a prompt return of your signed proxy card and hope to see you at the meeting.

                                             Cordially,



                                             Robert Howard
                                             Chairman of the Board of Directors

                                  HOWTEK, INC.

                                 21 PARK AVENUE
                           HUDSON, NEW HAMPSHIRE 03051

                                  -------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 4, 1998
                            ------------------------

To The Stockholders of HOWTEK, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Howtek, Inc. (the "Company") will be held on Wednesday, November 4, 1998, at 3:30 P.M. at the Company's offices located at 21 Park Avenue, Hudson, New Hampshire 03051 for the following purposes:

     1. To elect six (6) directors to hold office until the 1998 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

     2. To ratify the selection of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ended December 31, 1998; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on October 2, 1998, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

-------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.
-------------------------------------------------------------------------------

                                             By Order of the Board of Directors,


                                             Connie Webster, Secretary

October 13, 1998

                                  HOWTEK, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 4, 1998

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of HOWTEK, INC. (the "Company") for use at the Annual Meeting of Stockholders to be held on Wednesday, November 4, 1998, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about October 13, 1998. The costs of soliciting proxies will be borne by the Company. It is estimated that said costs will be nominal.

     Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

                                VOTING SECURITIES

     Only holders of the Company's common stock, par value $.01 per share, (the "Common Stock") at the close of business on October 2, 1998, (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 10,760,206 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the Annual Meeting. There are no cumulative voting rights.

     The six nominees receiving the greatest number of votes cast by the holders of the Company's shares of Common Stock entitled to vote at the meeting will be elected directors of the Company.

     The affirmative vote of a majority of the votes cast at the meeting is necessary for the ratification of the selection of independent auditors.

     Shares represented by executed proxies received by the Company will be counted for purposes of establishing a quorum, regardless of how or whether such shares are voted on any specific proposal.

     Votes cast in person or by proxy at the meeting will be tabulated by the inspector of elections appointed for the meeting. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

     The address of the principal executive offices of the Company is 21 Park Avenue, Hudson, New Hampshire 03051, Telephone No. (603) 882-5200.

     Proxies which are executed but which do not contain any specific instructions will be voted in favor of the proposals contained herein.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the Common Stock owned on September 15, 1998, by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each executive officer named in the Summary Compensation Table below (excluding David Bothwell and Russell Leonard who each resigned in January of 1998 and for whom the Company maintains no records of stock ownership and are no longer reporting person under Section 16 of the Securities and Exchange Act of 1934), (iii) each director of the Company, and
(iv) all current executive officers and directors as a group.

                                                NUMBER OF
                                                 SHARES
NAME AND ADDRESS OF                            BENEFICIALLY                   PERCENTAGE
BENEFICIAL OWNER(1)                            OWNED (2) (3)                   OF CLASS
-------------------                           --------------                  ----------
Robert Howard .............................   1,901,982 (4)                     17.67%
 303 East 57th Street
 New York, New York 10022
Dr. Lawrence Howard .......................     709,462                          6.59%
Donald S. Chapman .........................   1,180,000 (5)                     10.96%
W. Scott Parr .............................      24,250 (6)                        *
Sheila Horwitz ............................      36,500 (7)                        *
Richard Lehman ............................      44,876 (8)                        *
Nat Rothenberg ............................      33,000 (9)                        *
Harvey Teich ..............................      32,500 (10)                       *
Ivan Gati..................................      27,500 (11)                       *
All current executive officers and
directors as a group (9 persons) ..........   4,017,486 (4) through (11)        36.88%

-----------------------------------
* Less than one percent.

1. The address of Messrs. Dr. Howard, Chapman, Parr, Gati, Lehman, Rothenberg and Teich, and Ms. Horwitz is 21 Park Avenue, Hudson, New Hampshire 03051.

2. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from September 15, 1998, upon the exercise of options, warrants or rights; through the conversion of a security; pursuant to the power to revoke a trust, discretionary account or similar arrangement; or pursuant to the automatic termination of a trust, discretionary account or similar arrangement. Each beneficial owner's percentage ownership is determined by assuming that the options or other rights to acquire beneficial ownership as described above, that are held by such person (but not those held by any other person) and which are exercisable within 60 days from September 15, 1998, have been exercised.

3. Unless otherwise noted, the Company believes that the persons referred to in the table have sole voting and investment power with respect to all shares reflected as beneficially owned by them.

4. Includes options to purchase 10,000 shares of the Company's Common Stock at $1.72 per share. Also includes 23,000 shares owned by Mr. Howard's wife.

5.   Includes 15,000 shares owned by Mrs. Chapman.

6. Includes options to purchase 1,125 shares of the Company's Common Stock at $1.13 per share and 1,000 shares at $1.00 per share. Also includes 11,000 shares owned by Mr. Parr's wife.

7. Includes options to purchase 10,000 shares of the Company's Common Stock at $1.72 per share, and 12,500 shares at $1.50 per share.

8. Includes 2,000 shares owned by Mr. Lehman's wife. Also includes options to purchase 20,500 shares of the Company's Common Stock at $1.72 per share, 16,376 shares at $1.13 per share and 1,376 shares at $1.00 per share.

9. Includes options to purchase 20,000 of the Company's Common Stock at $1.72 per share, and 12,500 shares at $1.50 per share.

10. Includes options to purchase 20,000 of the Company's Common Stock at $1.72 per share, and 12,500 shares at $1.50 per share.

11. Includes options to purchase 15,000 of the Company's Common Stock at $1.72 per share, and 12,500 shares at $1.50 per share.

                              ELECTION OF DIRECTORS

     The proxies granted by stockholders will be voted individually at the Annual Meeting for the election of the persons listed below as directors of the Company, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named has indicated to the Board of Directors of the Company that he or she will be available as a candidate.

                                                                                     DIRECTOR
NAME                          AGE       POSITION                                      SINCE
----                          ---       --------                                     --------

Robert Howard.............     75       Chairman of the Board, and Director            1984
W. Scott Parr.............     48       President, Chief Executive Officer
                                          and Director                                 1998

Ivan Gati.................     51       Director                                       1989
Sheila Horwitz............     62       Director                                       1996
Nat Rothenberg............     68       Director                                       1988
Harvey Teich..............     79       Director, Chairman Audit Committee             1988

     All persons listed above are currently serving a term of office as directors which continues until the next annual meeting of stockholders.

     Robert Howard, the founder and Chairman of the Board of Directors of the Company, was the inventor of the first impact dot matrix printer. Mr. Howard was Chief Executive Officer of the Company from its establishment in 1984 until December of 1993. He was the founder, and from 1969 to April 1980 he served as President and Chairman of the Board, of Centronics Data Computer Corp. ("Centronics"), a manufacturer of a variety of computer printers. He resigned from Centronics' Board of Directors in 1983. From April 1980 until 1983, Mr. Howard was principally engaged in the management of his investments. Commencing in mid-1982, Mr. Howard, doing business as R.H. Research, developed the ink jet technology upon which the Company was initially based. Mr. Howard contributed this technology, without compensation, to the Company. Until September 8, 1998, Mr. Howard served as Chairman of the Board of Presstek, Inc. ("Presstek"), a public company which has developed proprietary imaging and consumables technologies for the printing and graphic arts industries. He currently serves as Chairman Emeritus of Presstek. In February 1994 Mr. Howard entered into a settlement agreement in the form of a consent decree with the Securities and Exchange Commission (the "Commission") in connection with the Commission's investigation covering trading in the Company's Common Stock by an acquaintance of Mr. Howard and a business associate of such acquaintance. Mr. Howard, without admitting or denying the Commission's allegations of securities laws violations, agreed to pay a fine and to the entry of a permanent injunction against future violations of Section 10(b) and Rule 10b-5 of the Securities Exchange Act of 1934.

     W. Scott Parr joined the Company in January 1998, as President and Chief Executive Officer. He was appointed to the Company's Board of Directors on February 4, 1998. Prior to joining Howtek, Mr. Parr served as Divisional Director and a member of the Board of Directors of SABi International Ventures, Inc., responsible for restructuring and upgrading certain US companies owned by foreign and venture investors. From 1995 to 1997, Mr. Parr was Chief Executive Officer, General Counsel, and Director of Allied Logic Corporation, a start-up venture specializing in proprietary molding and manufacturing technologies. From 1990 to 1995 Mr. Parr was General Counsel and a Director of LaserMaster Technologies, Inc. (now ColorSpan, Inc.), a public company involved in the development and commercialization of high resolution and wide format printing technologies.

     Ivan Gati has served as Chairman of Turner Management, Inc. since 1983. Turner Management, Inc. is a vertically integrated real estate investment company with offices located in New York, Texas and Tennessee, and whose subsidiary companies provide property management and finance services. Mr. Gati is a member of the Board of Directors of Universal Automation Systems, Inc.

     Sheila Horwitz is a Senior Vice President of Schroder Wertheim & Co., Inc., a broker dealer firm. She has an extensive background in the securities brokerage industry, having worked at her current firm, formerly known as Wertheim, Schroder & Co., since 1990. Previously Ms. Horwitz worked for Oppenheimer & Co. from 1988 to 1990, and for L. F. Rothschild & Co. from 1978 to 1988, in similar capacities.

     Nat Rothenberg is President of Micro Management Ltd. and has served in such capacity since he founded that company in 1978. Micro Management Ltd. is a supplier of computer hardware, software, training, service and support to the real estate industry. Previously, he was President of Drum Research & Development Corp., an affiliate of Fidelity Corp. of Virginia that provided computer services to that company.

     Harvey Teich is a practicing certified public accountant. On January 1, 1992, the accounting firm of Merman & Teich, where Mr. Teich had been a principal for the past seventeen years, ceased to operate as a partnership. He is a member of the New York and Florida State Societies for Certified Public Accountants.

                    BOARD OF DIRECTOR MEETINGS AND COMMITTEES

     During the last fiscal year, the Board of Directors held two meetings, the Stock Option Committee of the Board of Directors held three meetings, the Directors Incentive Plan Committee held one meeting and the Audit Committee held one meeting. The Company does not have standing nominating or compensation committees of the Board of Directors, or committees performing similar functions.

     The members of the Stock Option Committee during the last fiscal year consisted of Ivan Gati and Sheila Horwitz and currently consists of the same persons. The function of the Stock Option committee is to administer the Company's 1993 Stock Option Plan. The Committee consists of not fewer than two directors who are appointed by and serve at the pleasure of the Board of Directors. Members of the Committee are not eligible to have participated in the Plan during the prior twelve months or to be currently participating in the Plan while serving as members.

     The Directors Incentive Plan Committee consists of one member, Robert Howard, who serves as Chairman. The purpose of this Committee is to administer the Company's Directors Incentive Plan pursuant to which the Directors are eligible to receive grants of stock options for shares of Company Common Stock as compensation for serving on the Board of Directors.

     The members of the Audit Committee during the last fiscal year consisted of Harvey Teich, Chairman, Ivan Gati and Nat Rothenberg and currently consists of the same persons. The Audit Committee provides an independent review and advisory function for the independent auditors, the Board and the Company's management with regard to financial reporting, internal controls and corporate integrity.

                             EXECUTIVE COMPENSATION

     The following table provides information on the compensation provided by the Company during fiscal years 1997, 1996 and 1995 to the person serving as the Company's Chief Executive Officer during fiscal 1997 and the Company's four most highly compensated executive officers, serving at the end of the 1997 fiscal year. Included in this list are only those executive officers whose total annual salary and bonus exceeded $100,000 during the 1997 fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                                       SECURITIES
                                                                                                       UNDERLYING
NAME AND PRINCIPAL POSITION                                             YEAR      SALARY($)            OPTIONS(#)
---------------------------                                             ----      ---------            ----------
David Bothwell *
Chief Executive Officer....................................             1997        83,210             - 0 -
                                                                        1996       151,303             61,585 (1)
                                                                        1995       141,870             15,000 (2)
M. Russell Leonard **
Executive Vice President, Chief Operating Officer..........             1997       130,674             10,000
                                                                        1996       128,231             47,000 (1)
                                                                        1995       122,858             20,000 (2)
Richard Lehman

Vice President, Engineering................................             1997       113,698              5,000
                                                                        1996       102,082             26,500 (1)(3)
                                                                        1995        95,461              1,000 (2)

--------------
* Resigned as a director, President and Chief Executive Officer on January 20, 1998.
** Resigned as Executive Vice President, Chief Operating Officer on January 27, 1998.

1) Represents options to purchase Common Stock which had been granted in previous years pursuant to the 1993 Stock Option Plan and which were relinquished by the optionee and canceled by the Company in exchange for an equal number of new options granted in 1996 and exercisable at $1.72 per share. See Ten Year Option Repricings Table.

2) Options which were granted pursuant to the 1993 Stock Option Plan in 1995 and which were included in those options that were subsequently relinquished by the optionee in 1996 in exchange for an equal number of new options. See note 1 above and the Ten Year Option Repricings Table.

3) Includes options to purchase 8,000 shares of Common Stock granted in 1996. Mr. Lehman subsequently exchanged these options in 1996, along with options to purchase 18,500 shares of Common Stock granted in prior years, for an equal number of new options with an exercise price of $1.72 per share. See note 1 above and the Ten Year Repricings Table.

                        OPTION GRANTS IN LAST FISCAL YEAR



                                  INDIVIDUAL GRANTS                                      POTENTIAL
                            --------------------------                                   REALIZABLE VALUE AT
                            NUMBER OF   PERCENT OF                                       ASSUMED ANNUAL
                            SECURITIES  TOTAL OPTIONS                                    RATES OF STOCK
                            UNDERLYING  GRANTED TO      EXERCISE OF                      PRICE APPRECIATION
                            OPTIONS     EMPLOYEES       BASE PRICE   EXPIRATION          FOR OPTION TERM
 NAME                       GRANTED     IN FISCAL YEAR   ($/SH)          DATE            5%($)     10%($)
 ----                       -------     --------------  -----------  -----------         -----     -----
 M. Russell Leonard         10,000           8             1.00      12/16/2007          13,200    17,500
 Richard Lehman              5,000           4             1.00      12/16/2007           6,600     8,750


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information on an aggregated basis regarding each exercise of stock options during the Company's last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options.

                                                            NUMBER OF
                                                            SECURITIES          VALUE OF
                                                            UNDERLYING          UNEXERCISED
                                                            UNEXERCISED         IN-THE MONEY
                                                            OPTIONS AT          OPTIONS AT
                                                            FY-END (#)          FY-END($) (1)
                            SHARES                          ----------          -------------
                            ACQUIRED ON       VALUE         EXERCISABLE/        EXERCISABLE/
NAME                        EXERCISE (#)      REALIZED      UNEXERCISABLE       UNEXERCISABLE
----                        ------------      --------      -------------       -------------

David Bothwell (2)               0               0          61,585/0               0/0
M. Russell Leonard (2)           0               0          47,000/10,000          0/4,380
Richard Lehman (2)               0               0          20,500/11,000          0/2,190

--------------
(1) Based upon the closing price of the Common Stock on December 31, 1997, of $1.438 per share.

(2) Options granted pursuant to the Company's 1993 Stock Option Plan, as amended.

                         REPORT ON REPRICING OF OPTIONS
                           TEN YEAR OPTION REPRICINGS

                                                                                                  LENGTH OF
                                  NUMBER OF       MARKET PRICE     EXERCISE                       ORIGINAL
                                  SECURITIES      OF STOCK AT      PRICE AT                       OPTION TERM
                                  UNDERLYING      TIME OF          TIME OF                        REMAINING AT
                                  OPTIONS         REPRICING OR     REPRICING OR     NEW           DATE OF
                                  REPRICED OR     AMENDMENT        AMENDMENT        EXERCISE      REPRICING OR
NAME                 DATE         AMENDED             $                $            PRICE ($)     AMENDMENT
----                 ----         -------         ------------     ------------     ---------     ------------
David R. Bothwell    04/09/96     11,585          3.63               4.50           3.63          5 years
                     04/09/96     10,000          3.63              10.25           3.63          6 years
                     04/09/96     10,000          3.63               7.00           3.63          9 years
                     04/09/96      5,000          3.63               7.00           3.63          9 years
                     04/09/96     25,000          3.63               6.50           3.63          7 years
                     12/20/96     61,585          1.72               3.63           1.72          9.5 years

M. Russell Leonard   04/09/96     11,000          3.63               4.50           3.63          5 years
                     04/09/96      6,000          3.63              10.25           3.63          6 years
                     04/09/96     10,000          3.63               8.75           3.63          7 years
                     04/09/96      5,000          3.63               7.00           3.63          9 years
                     04/09/96     10,000          3.63               7.63           3.63          9 years
                     04/09/96      5,000          3.63               7.00           3.63          9 years
                     12/20/96     47,000          1.72               3.63           1.72          9.5 years

Richard Lehman       04/09/96      4,500          3.63               4.50           3.63          5 years
                     04/09/96      3,000          3.63               5.25           3.63          5 years
                     04/09/96      5,000          3.63               8.75           3.63          7 years
                     04/09/96      5,000          3.63               6.50           3.63          7 years
                     04/09/96      1,000          3.63               7.00           3.63          9 years
                     12/20/96     18,500          1.72               3.63           1.72          9.5 years
                     12/20/96      8,000          1.72               2.38           1.72          9.7 years

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     There is no Compensation Committee or other committee of the Company's Board of Directors performing similar functions. The person who performed the equivalent function in 1997 was Robert Howard, Chairman of the Board under the direction of the Board of Directors. David R. Bothwell, the Company's former Chief Executive Officer and a director, participated in discussions with Mr. Howard during the 1997 fiscal year in his capacity as an executive officer in connection with executive officer compensation.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     There is no Compensation Committee of the Board of Directors or other committee of the Board of Directors performing an equivalent function. As noted above, executive compensation in 1997 was determined by the Company's Chairman, Robert Howard, in consultation with David Bothwell, the Company's former Chief Executive Officer. There is no formal compensation policy for either the Chief Executive Officer or the other executive officers of the Company. Executive compensation is based generally on performance and the Company's resources, but not on specific objective criteria.

     Compensation for executive officers consists of a combination of salary and stock options. In 1997 the Company recorded a loss of $832,072 on revenues of $7,874,813 as compared to a loss of $6,060,220 in 1996 on revenues of $11,263,253. During 1997 there were no increases in salaries to executive officers.

     During 1997, Mr. Bothwell's compensation was $83,210 which was a decrease from the $151,303 he received in 1996.

Robert Howard, Chairman       Ivan Gati           Nat Rothenberg
Sheila Horwitz                W. Scott Parr       Harvey Teich

                                PERFORMANCE GRAPH

     The following chart sets forth a line graph comparing the performance of the Company's Common Stock, over the past five years. This graph assumes the investment of $100 on December 31, 1992, in the Company's Common Stock, and compares the performance with the NASDAQ Composite Index and the NASDAQ Computer Manufacturer Index. Measurement points are at December 31 for each respective year.

     On July 13, 1995, the Company's Common Stock ceased trading on the American Stock Exchange and commenced trading on the NASDAQ National Market.

     Those companies which compete with the Company in its principal market, image scanning, are either small subsidiaries or divisions of large United States corporations or are foreign companies which are either not quoted on a stock exchange or for which data is difficult to obtain. For this reason a more generic index of NASDAQ technology stocks has been adopted. The Company pays no dividends. The NASDAQ Composite Index and the NASDAQ Computer Manufacturer Index reflect a cumulative total return based upon the reinvestment of dividends of the stocks included in those indices.

                                [GRAPHIC OMITTED]

                      ----------------------------------------------------------
                      12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97
--------------------------------------------------------------------------------
HOWTEK                 $100.00   $ 43.55   $ 58.87   $ 44.35   $ 11.70   $  9.28

NASDAQ Index           $100.00   $114.80   $112.21   $158.70   $195.20   $239.53

NASDAQ Computer        $100.00   $ 94.77   $104.08   $163.93   $220.12   $266.33
Manufacturer Index
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


                              RELATED TRANSACTIONS

     The Company has a Convertible Revolving Credit Promissory Note ("the Convertible Note") and Revolving Loan and Security Agreement (the "Loan Agreement") with Mr. Robert Howard, Chairman of the Company, under which Mr. Howard has agreed to advance funds, or to provide guarantees of advances made by third parties in an amount up to $8,000,000. The Loan Agreement expires January 4, 1999. Such outstanding advances are collateralized by substantially all of the assets of the Company and bear interest at prime interest rate plus 2%. The Convertible Note entitles Mr. Howard to convert outstanding advances into shares of the Company's common stock at any time based on the outstanding closing market price of the Company's common stock at the time each advance is made.

     On April 25, 1997, The Company repaid the balance due, including interest, on the Revolving Note and Security Agreement held by Mr. Howard in the amount of $3,775,555. As of December 31, 1997 no moneys were owed and the Company had $8,000,000 available for future borrowings under the Loan Agreement.

     In February 1984, the Company entered into a lease of its Hudson, New Hampshire facility with Mr. Howard, at an annual rent of $78,500, plus taxes and operating expenses. The Company continues to renew this lease each year at the same rent and the current lease term expires on September 30, 1999.

     On May 12, 1998, the Company issued a total of 1,700,000 shares of its $0.01 per share par value Common Stock ("Common Stock"), at a price of $1.00 per share, in a private placement pursuant to Section 4(2) of the Securities Act of 1933, to Donald S. Chapman (1,000,000 shares), Robert Howard (400,000 shares) and Dr. Lawrence Howard (300,000 shares). Mr. Robert Howard is Chairman of the Company and a principal stockholder and Dr. Howard is a principal stockholder of the Company and Mr. Howard's son.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     BDO Seidman, LLP has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 1997, and has been selected by the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending December 31, 1998. The Board of Directors recommends to the stockholders that they ratify this selection. BDO Seidman, LLP has no direct or indirect interest in the Company or any affiliate of the Company. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement, if such person desires to do so, and is expected to be available to respond to appropriate questions.

                           DEADLINE FOR SUBMISSION OF
                   1999 STOCKHOLDER PROPOSALS AND NOMINATIONS

     Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in 1999, must submit the proposals in proper form to the Company at its address set forth on the first page of this proxy statement not later than December 31, 1998 in order for the proposals to be considered for inclusion in the Company's proxy statement and form of proxy relating to such Annual Meeting.

                                OTHER INFORMATION

     Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON OCTOBER 2, 1998. ADDITIONAL COPIES OF THE ANNUAL REPORT WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:

                                  HOWTEK, INC.
                                 21 PARK AVENUE
                           HUDSON, NEW HAMPSHIRE 03051
                          ATTENTION: MS. CONNIE WEBSTER

IN ADDITION, COPIES OF ANY EXHIBITS TO THE ANNUAL REPORT WILL BE PROVIDED FOR A NOMINAL CHARGE TO STOCKHOLDERS WHO MAKE A WRITTEN REQUEST TO THE COMPANY AT THE ABOVE ADDRESS.

     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                        By order of the Board of
                                        Directors,


                                        ROBERT HOWARD
                                        Chairman of the Board of Directors

October 13, 1998

                                  HOWTEK, INC.
                                 21 PARK AVENUE
                          HUDSON, NEW HAMPSHIRE 03051

      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 4, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints ROBERT HOWARD and W. SCOTT PARR, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Howtek, Inc. on Wednesday, November 4, 1998, at 3:30 o'clock in the afternoon, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.  ELECTION OF DIRECTORS:
    [ ] FOR all nominees listed below (except as marked to the contrary below)
    [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

  Robert Howard, W. Scott Parr, Ivan Gati, Sheila Horwitz, Nat Rothenberg and
                                 Harvey Teich.
 (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

--------------------------------------------------------------------------------

2. Ratification of appointment of BDO Seidman, LLP independent certified public accountants, as auditors for the Corporation for the fiscal year ending December 31, 1998.

         [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                    (Continued and to be signed on reverse)

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND THE RATIFICATION OF THE APPOINTMENT OF THE AUDITORS LISTED ABOVE.

                                                  Dated:__________________, 1998


                                                  ------------------------------
                                                  Signature

                                                  ------------------------------
                                                  Signature (if held jointly)

                                                  Please sign exactly as name
                                                  appears hereon. When shares
                                                  are held by joint tenants,
                                                  both should sign. When signing
                                                  as attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give full
                                                  title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  President or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.